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Exhibit 10.6

          Non-Qualified Stock Option Plan, Administrative Rules and Agreement under which officers of the Company were eligible to receive options to purchase an aggregate of 878,460 shares (restated for the 2-for-1 stock split effective February 1998 and the 10 percent common stock dividends effective in 1999, 1998, 1997 and 1996) of the Company's $2.50 par value common stock. This Non-Qualified Stock Option Plan, Administrative Rules and Agreement are incorporated by reference from Form 10-K of Brenton Banks, Inc. for the year ended December 31, 1997.
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